                                                                    EXHIBIT 10.3

                                MICROTUNE, INC.

                                2000 STOCK PLAN


     1.   Purposes of the Plan.  The purposes of this 2000 Stock Plan are:
          --------------------

            . to attract and retain the best available personnel for positions of substantial responsibility,

            . to provide additional incentive to Employees, Directors and Consultants, and

            .    to promote the success of the Company's business.

            Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights and Common Stock Equivalents may also be granted under the Plan.

     2.   Definitions.  As used herein, the following definitions shall apply:
          -----------

            (a) "Administrator" means the Board or any of its Committees as
                 -------------
shall be administering the Plan, in accordance with Section 4 of the Plan.

            (b) "Applicable Laws" means the requirements relating to the
                 ---------------
administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

            (c) "Award" means an award of Options, Stock Purchase Rights or
                 -----
Common Stock Equivalents pursuant to the terms of the Plan.

            (d) "Board" means the Board of Directors of the Company.
                 -----

            (e) "Code" means the Internal Revenue Code of 1986, as amended.
                 ----

            (f) "Committee" means a committee of Directors appointed by the
                 ---------
Board in accordance with Section 4 of the Plan.

            (g) "Common Stock" means the common stock of the Company.
                 ------------

            (h) "Common Stock Equivalent" means an unfunded and unsecured right
                 -----------------------
to receive Shares in the future that may be granted to a Service Provider pursuant to Section 12.

            (i) "Common Stock Equivalent Agreement" means a written or
                 ---------------------------------
electronic agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Common Stock Equivalent grant or Award.

            (j) "Company" means Microtune, Inc., a Delaware corporation.
                 -------

            (k) "Consultant" means any person, including an advisor, engaged by
                 ----------
the Company or a Parent or Subsidiary to render services to such entity.

            (l) "Director" means a member of the Board.
                 --------

            (m) "Disability" means total and permanent disability as defined in
                 ----------
Section 22(e)(3) of the Code.

            (n) "Employee" means any person, including Officers and Directors,
                 --------
employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            (o) "Exchange Act" means the Securities Exchange Act of 1934, as
                 ------------
amended.

            (p) "Fair Market Value" means, as of any date, the value of Common
                 -----------------
Stock determined as follows:

                    (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                    (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                    (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

            (q) "Incentive Stock Option" means an Option intended to qualify as
                 ----------------------
an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (r) "Nonstatutory Stock Option" means an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

          (s) "Notice of Grant" means a written or electronic notice evidencing
               ---------------
certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement.

          (t) "Officer" means a person who is an officer of the Company within
               -------
the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (u) "Option" means a stock option granted pursuant to the Plan.
               ------

          (v) "Option Agreement" means an agreement between the Company and an
               ----------------
Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          (w) "Optioned Stock" means the Common Stock subject to an Option or
               --------------
Stock Purchase Right.

          (x) "Optionee" means the holder of an outstanding Option or Stock
               --------
Purchase Right granted under the Plan.

          (y) "Parent" means a "parent corporation," whether now or hereafter
               ------
existing, as defined in Section 424(e) of the Code.

          (z) "Plan" means this 2000 Stock Plan.
               ----

          (aa) "Restricted Stock" means shares of Common Stock acquired
                ----------------
pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

          (bb) "Restricted Stock Purchase Agreement" means a written or
                -----------------------------------
electronic agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

          (cc) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any
                ----------
successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

          (dd) "Section 16(b) " means Section 16(b) of the Exchange Act.
                -------------

          (ee) "Service Provider" means an Employee, Director or Consultant.
                ----------------

          (ff) "Share" means a share of the Common Stock, as adjusted in
                -----
accordance with Section 14 of the Plan.

          (gg) "Stock Purchase Right" means the right to purchase Common Stock
                --------------------
pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

          (hh) "Subsidiary" means a "subsidiary corporation", whether now or
                ----------
hereafter existing, as defined in Section 424(f) of the Code.

  3.   Stock Subject to the Plan.  Subject to the provisions of Section 14 of
       -------------------------
the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is equal to (a) the number of Shares which were reserved but unissued under the Company's 1996 Stock Option Plan ("1996 Plan") as of the date of stockholder approval of the original adoption of this Plan, (b) the number of Shares subsequently returned to the 1996 Plan as a result of termination of options or repurchase of Shares issued under the 1996 Plan, plus (c) an annual increase to be added on the first day of each of the Company's fiscal years during the term of this Plan beginning in fiscal year 2001 equal to the lesser of (i) 3,000,000 shares, (ii) 5% of the outstanding shares on such date or (iii) an amount determined by the Board. Notwithstanding clause (c) above, in no event shall the number of shares available for issuance under this Plan be increased as set forth in clause (c) if such increase in addition to any proposed increases in the number of shares available under all other employee and director stock plans (including without limitation, the 2000 Director Stock Option Plan and the 2000 Employee Stock Purchase Plan) will result in the total number of shares available under all employee and director stock plans equaling or exceeding 30% of the outstanding shares of the Company on the first day of the respective fiscal year. The Shares may be authorized, but unissued, or reacquired Common Stock.

          If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been
                          --------
issued under the Plan, whether upon exercise of an Option or Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

  4.   Administration of the Plan.
       --------------------------

          (a) Procedure.
              ---------

               (i)   Multiple Administrative Bodies.  Different Committees with
                     ------------------------------
respect to different groups of Service Providers may administer the Plan.

               (ii)  Section 162(m).  To the extent that the Administrator
                     --------------
 determines it to be desirable to qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

               (iii) Rule 16b-3.  To the extent desirable to qualify
                     ----------
transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

               (iv)  Other Administration.  Other than as provided above, the
                     --------------------
 Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

          (b) Powers of the Administrator.  Subject to the provisions of the
              ---------------------------
Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

               (i)   to determine the Fair Market Value;

               (ii) to select the Service Providers to whom Awards may be granted hereunder;

               (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

               (iv)   to approve forms of agreement for use under the Plan;

               (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), the time or times when Common Stock Equivalents may be converted to Shares, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

               (vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

               (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

               (viii) to modify or amend each Award (subject to Section 16(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

               (ix) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

               (x) to authorize any person to execute on behalf of the Company any instrument required to effect an Award previously made by the Administrator; and

               (xi) to make all other determinations deemed necessary or advisable for administering the Plan.

        (c) Effect of Administrator's Decision.  The Administrator's decisions,
            ----------------------------------
determinations and interpretations shall be final and binding on all Optionees and any other holders of Awards.

  5.  Eligibility.  Nonstatutory Stock Options, Stock Purchase Rights and
      -----------
Common Stock Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

  6.   Limitations.
       -----------

          (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 6(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (b) Neither the Plan nor any Option or Stock Purchase Right shall confer upon an Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee's right or the Company's right to terminate such relationship at any time, with or without cause.

          (c) The following limitations shall apply to grants of Options:

                 (i) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 500,000 Shares.

                 (ii) In connection with his or her initial service, a Service Provider may be granted Options to purchase up to an additional 1,000,000 Shares, which shall not count against the limit set forth in subsection (i) above.

                 (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 14.

                 (iv) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 14), the cancelled Option will be counted against the limits set forth in subsections (i) and (ii) above. For this purpose, if the exercise price of an Option is reduced, the transaction will be treated as a cancellation of the Option and the grant of a new Option.

  7.   Term of Plan.  Subject to Section 20 of the Plan, the Plan shall become
       ------------
effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 16 of the Plan.

  8.   Term of Option.  The term of each Option shall be stated in the Option
       --------------
Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

  9.   Option Exercise Price and Consideration.
       ---------------------------------------

          (a) Exercise Price.  The per share exercise price for the Shares to be
              --------------
issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                 (i)   In the case of an Incentive Stock Option

                       (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                       (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                 (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                 (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

          (b) Waiting Period and Exercise Dates.  At the time an Option is
              ---------------------------------
granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

          (c) Form of Consideration.  The Administrator shall determine the
              ---------------------
acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                 (i)   cash;

                 (ii)  check;

                 (iii) promissory note;

                 (iv)  other Shares, provided Shares acquired from the Company,
(A) have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                 (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                 (vi) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                 (vii)  any combination of the foregoing methods of payment; or

                 (viii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

  10.  Exercise of Option.
       ------------------

          (a) Procedure for Exercise; Rights as a Shareholder.  Any Option
              -----------------------------------------------
granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                 An Option shall be deemed exercised when the Company receives:
(i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

                 Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Relationship as a Service Provider.  If an Optionee
              -------------------------------------------------
ceases to be a Service Provider, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (c) Disability of Optionee.  If an Optionee ceases to be a Service
              ----------------------
Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d) Death of Optionee.  If an Optionee dies while a Service Provider,
              -----------------
the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e) Buyout Provisions.  The Administrator may at any time offer to
              -----------------
buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

  11.  Stock Purchase Rights.
       ---------------------

          (a) Rights to Purchase.  Stock Purchase Rights may be issued either
              ------------------
alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

          (b) Repurchase Option.  Unless the Administrator determines
              -----------------
otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

          (c) Other Provisions.  The Restricted Stock Purchase Agreement shall
              ----------------
contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          (d) Rights as a Shareholder.  Once the Stock Purchase Right is
              -----------------------
exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 14 of the Plan.

  12.  Common Stock Equivalents.
       ------------------------

          (a) Award of Common Stock Equivalents.  Common Stock Equivalents may
              ---------------------------------
be awarded to Service Providers either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. An Award of Common Stock Equivalents shall be made pursuant to a Common Stock Equivalent Agreement in such form as is determined by the Administrator.

          (b) Bookkeeping Account; Nontransferability. The number of Common
              ---------------------------------------
Stock Equivalents awarded pursuant to Section 12(a) to each Service Provider shall be credited to a bookkeeping account established in the name of the Service Provider at such time or times as specified in the Service Provider's Common Stock Equivalent Agreement. The Company's obligation with respect to such Common Stock Equivalents shall not be funded or secured in any manner. A Service Provider's right to receive Common Stock Equivalents may not be assigned or transferred, voluntarily or involuntarily, except as expressly provided herein.

          (c) Dividends. If the Company pays a cash dividend with respect to the
              ---------
Shares at any time while Common Stock Equivalents are credited to a Service Provider's account, there shall be credited to the Service Provider's account additional Common Stock Equivalents equal to (i) the dollar amount of the cash dividend the Service Provider would have received had he or she been the actual owner of the Shares to which the Common Stock Equivalents then credited to the Service Provider's account relate, divided by (ii) the Fair Market Value of one Share on the dividend payment date. The Company will pay the Service Provider a cash payment in lieu of fractional Common Stock Equivalents on the date of such dividend payment.

          (d) Conversion.  The Company shall deliver to the Service Provider
              ----------
(or his or her designated beneficiary or estate) a number of Shares equal to the whole number of Common Stock Equivalents then credited to the Service Provider's account, at such time or times as specified in the Service Provider's Common Stock Equivalent Agreement, or as otherwise provided herein.

          (e) Stockholder Rights. A Service Provider (or his or her designated
              ------------------
beneficiary or estate) shall not be entitled to any voting or other stockholder rights as a result of the credit of Common Stock Equivalents to the Service Provider's account, until certificates representing Shares are delivered to the Service Provider (or his or her designated beneficiary or estate) upon conversion of the Service Provider's Common Stock Equivalents pursuant to
Section 12(d).

  13.  Non-Transferability of Awards.  Unless determined otherwise by the
       -----------------------------
Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

  14.  Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset
       ------------------------------------------------------------------------
Sale.
----

          (a) Changes in Capitalization.  Subject to any required action by the
              -------------------------
shareholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of Common Stock Equivalents credited to a Service Provider's account under Section 12(b) and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, the number of shares that may be added annually to the shares reserved under the Plan (pursuant to Section 3(a)(i)), as well as the price per share of Common Stock covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

          (b) Dissolution or Liquidation.  In the event of the proposed
              --------------------------
dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide: (i) for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable; (ii) that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated; and (iii) that any Common Stock Equivalents credited to a Service Provider's account under Section 12(b) shall convert into Shares (as provided in Section 12(d)) immediately prior to the consummation of any such dissolution or liquidation. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

          (c) Merger or Asset Sale.  In the event of a merger of the Company
              --------------------
with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award: (i) each Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable; (ii) any Company repurchase option applicable to any Shares acquired upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares; and (iii) Common Stock Equivalents credited to a Service Provider's account under Section 12(b) shall convert into Shares (as provided in Section 12(d)) immediately prior to the merger or sale of assets. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. If a Common Stock Equivalent converts into Shares in such event, the Administrator shall notify the holder of such Common Stock Equivalent at least fifteen (15) days prior to the consummation of the proposed action. For the purposes of this paragraph, an Award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right or for each Common Stock Equivalent, immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right or upon conversion of each Common Stock Equivalent, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

  15.  Date of Grant.  The date of grant of an Award shall be, for all purposes,
       -------------
the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

  16.  Amendment and Termination of the Plan.
       -------------------------------------

          (a) Amendment and Termination.  The Board may at any time amend,
              -------------------------
alter, suspend or terminate the Plan.

          (b) Shareholder Approval.  The Company shall obtain shareholder
              --------------------
approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          (c) Effect of Amendment or Termination.  No amendment, alteration,
              ----------------------------------
suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the holder of such Award and the Administrator, which agreement must be in writing and signed by the holder of such Award and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

  17.  Conditions Upon Issuance of Shares.
       ----------------------------------

          (a) Legal Compliance.  Shares shall not be issued pursuant to the
              ----------------
exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) Investment Representations.  As a condition to the exercise of an
              --------------------------
Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

  18.  Inability to Obtain Authority.  The inability of the Company to obtain
       -----------------------------
authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

  19.  Reservation of Shares.  The Company, during the term of this Plan, will
       ---------------------
at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

  20.  Shareholder Approval.  The Plan shall be subject to approval by the
       --------------------
shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                                MICROTUNE, INC.

                                2000 STOCK PLAN

                            STOCK OPTION AGREEMENT

                                (TRANSFERABLE)


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     [Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                       ___________________________________

     Date of Grant                      ___________________________________

     Vesting Commencement Date          ___________________________________

     Exercise Price per Share           $__________________________________

     Total Number of Shares Granted     ___________________________________

     Total Exercise Price               $__________________________________

     Type of Option:                    ___ Incentive Stock Option

                                        ___ Nonstatutory Stock Option

     Term/Expiration Date:              ___________________________________


     Vesting Schedule:
     ----------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     [20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates].

     Termination Period:
     ------------------

     This Option may be exercised for [two (2) months] after Optionee ceases to be a Service Provider. Upon the death or Disability of Optionee, this Option may be exercised for [twelve (12) months] after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A.  Grant of Option.
         ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.  Exercise of Option.
         ------------------

          (a)  Right to Exercise.  This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise.  This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                         ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

             No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.  Method of Payment.
         -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.  cash; or

          2.  check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares, which in the case of Shares acquired from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.  Limited Transferability of Option.  This Option may not be sold,
         ---------------------------------
pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that the Optionee may transfer, without payment of consideration, the Option to any member of the Optionee's immediate family or to a trust or partnership whose beneficiaries are members of the Optionee's immediate family by completing an Election to Transfer Stock Option Form to be obtained from the Company. In such case, the Option shall be exercisable only by such transferee. Following transfer, this Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to the transfer. For purposes of this Section, an Optionee's "immediate family" shall mean the Optionee's spouse, children and grandchildren.

     E.  Term of Option.
         --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.  Tax Obligations.
         ---------------

          1.  Withholding Taxes.  Optionee agrees to make appropriate
              -----------------
arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.  Notice of Disqualifying Disposition of ISO Shares.  If the Option
              -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     G.  Entire Agreement; Governing Law.
         -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

     H.  NO GUARANTEE OF CONTINUED SERVICE.
         ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.



OPTIONEE:                           MICROTUNE, INC.


____________________________        _____________________________________
Signature                           By

____________________________        ____________________________________
Print Name                          Title

____________________________
Residence Address

____________________________

                                   EXHIBIT A
                                   ---------

                                MICROTUNE, INC.

                                2000 STOCK PLAN

                                EXERCISE NOTICE

Microtune, Inc.
2540 E. Plano Parkway, Suite 188
Plano, TX 75074

Attention:  [Title]


     1.   Exercise of Option.  Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Microtune, Inc. (the "Company") under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

Submitted by:                       Accepted by:

PURCHASER:                          MICROTUNE, INC.


___________________________         _________________________________
Signature                           By


___________________________         _________________________________
Print Name                          Its

Address:                            Address:
-------                             -------

___________________________         2540 E. Plano Parkway, Suite 188
                                    Plano, TX 75074

___________________________


                                    _________________________________
                                    Date Received

                                MICROTUNE, INC.

                                2000 STOCK PLAN

                            STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     [Optionee's Name and Address]

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

     Grant Number                            _______________________________

     Date of Grant                           _______________________________

     Vesting Commencement Date               _______________________________

     Exercise Price per Share                $______________________________

     Total Number of Shares Granted          _______________________________

     Total Exercise Price                    $______________________________

     Type of Option:                         ___ Incentive Stock Option

                                             ___ Nonstatutory Stock Option

     Term/Expiration Date:                   _______________________________


     Vesting Schedule:
     ----------------

     Subject to accelerated vesting as set forth below, this Option may be exercised, in whole or in part, in accordance with the following schedule:

     [20% of the Shares subject to the Option shall vest twelve months after the Vesting Commencement Date, and 1/60 of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date, subject to the Optionee continuing to be a Service Provider on such dates].

     Termination Period:
     ------------------

     This Option may be exercised for [two (2) months] after Optionee ceases to be a Service Provider. Upon the death or Disability of Optionee, this Option may be exercised for [twelve (12) months] after Optionee ceases to be a Service Provider. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

II.  AGREEMENT
     ---------

     A.   Grant of Option.
          ---------------

          The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 16(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option under
Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Nonstatutory Stock Option ("NSO").

     B.   Exercise of Option.
          ------------------

          (a)  Right to Exercise.  This Option is exercisable during its term in
               -----------------
accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

          (b)  Method of Exercise.  This Option is exercisable by delivery of an
               ------------------
exercise notice, in the form attached as Exhibit A (the "Exercise Notice"),
                                         ---------
which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with Applicable Laws. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     C.   Method of Payment.
          -----------------

          Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

          1.   cash; or

          2.   check; or

          3. consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

          4. surrender of other Shares, which in the case of Shares acquired from the Company, (i) have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     D.   Non-Transferability of Option.
          -----------------------------

          This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     E.   Term of Option.
          --------------

          This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

     F.   Tax Obligations.
          ---------------

          1.   Withholding Taxes.  Optionee agrees to make appropriate
               -----------------
arrangements with the Company (or the Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state, and local income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

          2.   Notice of Disqualifying Disposition of ISO Shares.  If the Option
               -------------------------------------------------
granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

     G.   Entire Agreement; Governing Law.
          -------------------------------

          The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

     H.   NO GUARANTEE OF CONTINUED SERVICE.
          ---------------------------------

          OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

          By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. Optionee further agrees to notify the Company upon any change in the residence address indicated below.


OPTIONEE:                           MICROTUNE, INC.


__________________________          ________________________________
Signature                           By

__________________________          ________________________________
Print Name                          Title

__________________________
Residence Address

__________________________

                                   EXHIBIT A
                                   ---------

                                MICROTUNE, INC.

                                2000 STOCK PLAN

                                EXERCISE NOTICE


Microtune, Inc.
2540 E. Plano Parkway, Suite 188
Plano, TX 75074

Attention:  [Title]


     1.   Exercise of Option.  Effective as of today, ________________, _____,
          ------------------
the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the Common Stock of Microtune, Inc. (the "Company") under and pursuant to the 2000 Stock Plan (the "Plan") and the Stock Option Agreement dated, _____ (the "Option Agreement"). The purchase price for the Shares shall be $_____, as required by the Option Agreement.

     2.   Delivery of Payment.  Purchaser herewith delivers to the Company the
          -------------------
full purchase price for the Shares.

     3.   Representations of Purchaser.  Purchaser acknowledges that Purchaser
          ----------------------------
has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

     4.   Rights as Shareholder.  Until the issuance (as evidenced by the
          ---------------------
appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 14 of the Plan.

     5.   Tax Consultation.  Purchaser understands that Purchaser may suffer
          ----------------
adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6.   Entire Agreement; Governing Law.  The Plan and Option Agreement are
          -------------------------------
incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of Texas.

Submitted by:                       Accepted by:

PURCHASER:                          MICROTUNE, INC.


__________________________          ________________________________
Signature                           By

__________________________          ________________________________
Print Name                          Its

Address:                            Address:
-------                             -------

__________________________          2540 E. Plano Parkway, Suite 188
                                    Plano, TX 75074
__________________________

                                     ________________________________
                                    Date Received

                                MICROTUNE, INC.

                       Election to Transfer Stock Option

Instructions: Complete this form if you want to transfer all or part of a nonstatutory stock option that was granted to you under the Microtune, Inc. 2000 Stock Plan. You must complete Parts I through IV of this form. The person to whom you wish to transfer the option (the "Transferee") must complete Part V. Please return the completed form to the General Counsel, Microtune, Inc., 2540 East Plano Parkway, Suite 188, Plano, Texas 75074. All transfers are subject to the approval of the Company. Stock Administration will notify you if your form is complete and your transfer has been accepted.

I.   OPTIONEE INFORMATION

Enter the name and other identifying information for the Optionee (that is, for the person to whom the option originally was granted). You may transfer a stock option only if your option agreement between you and the Company permits the transfer and the transfer is by bona fide gift.

Name:_____________________________________________________________________

Social Security Number:___________________________________________________

Address:__________________________________________________________________

Telephone:________________________________________________________________

II.  TRANSFEREE INFORMATION

Enter the information for the person to whom you want to transfer your option (that is, for the Transferee). You may transfer an option only to: (a) a member of your immediate family, (b) a trust established for the exclusive benefit of you and/or your immediate family, (c) a partnership, limited liability company or other entity whose only partners or members are you and/or your immediate family, or (d) a foundation if the foundation's assets are controlled by you and/or your immediate family. Immediate family means your spouse, parents, brothers, sisters, children, stepchildren and grandchildren.

Name of Transferee:________________________________________________________

Social Security Number (or TIN):___________________________________________

Address:___________________________________________________________________

Telephone:_________________________________________________________________

III. STOCK OPTION(S) TO BE TRANSFERRED

-----------------------------------------------------------------------------------------------------------------------
Option Number       Grant Date      Number of Shares        Exercise Price per      Date of Transfer
                                    Being Transferred       Share                   (cannot be retroactive)
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

IV.  ACKNOWLEDGMENT AND SIGNATURE OF OPTIONEE

By signing below, I (the Optionee) acknowledge and confirm that: (a) I am transferring full and complete ownership of the option(s) shown above to the Transferee (including all rights to exercise and profit from the option(s)), (b) the transfer is a bona fide gift, (c) when the Transferee exercises an option, I will have ordinary income (reportable by the Company on my Form W-2 or Form
1099) equal to the difference between the fair market value of the purchased shares on the date of exercise and the exercise price of the option, and (d) the information that I have provided on this form is true and complete. I understand that I am solely responsible for paying any taxes owed because of an option exercise and I agree to make full payment to the Company of any withholding taxes (including FICA tax) due upon exercise of the option. I also authorize the Company (at its option) to deduct the withholding taxes from any other compensation or payments that the Company otherwise owes to me. I have received and read a copy of the prospectus for the 1999 Stock Plan and I understand that my transfer election is subject to all 1999 Stock Plan rules.

Signature:___________________________          Date:________________________

V.   ACKNOWLEDGMENT AND SIGNATURE OF TRANSFEREE

By signing below, I (the Transferee) acknowledge and confirm that (a) I accept ownership of the option(s) shown above, (b) the option(s) continue to be subject to all of the terms of the applicable option agreement(s) and of the 2000 Stock Plan, (c) the above information about me is true and complete, (d) the option(s) cannot be transferred by me except upon my death, (e) my exercise of the option(s) and disposition of shares purchased with the option(s) are subject to all Company policies as if the option(s) had not been transferred, including the Company's securities trading policy, and (f) I have received and read a copy of the prospectus for the Plan.

Signature:___________________________          Date:________________________

For Company use only:  Received ____________________  Date:_________________

                                MICROTUNE, INC.

                                2000 STOCK PLAN

                       COMMON STOCK EQUIVALENT AGREEMENT

          This Common Stock Equivalent Agreement (the "Agreement") is made this _________ day of ________, 20__, by and between Microtune, Inc. (the "Company") and __________ (the "Recipient"). Unless otherwise defined herein, the terms defined in the Company's 2000 Stock Plan (the "Plan") shall have the same defined meanings herein.

          1.  Award.  The Company hereby awards _______________ Common Stock
              -----
Equivalents to the Recipient pursuant to this Agreement and Section 12 of the Plan; provided, however, that this Award shall vest in accordance with the following schedule:

          [INSERT VESTING SCHEDULE]

          The Company shall credit a bookkeeping account in the Recipient's name (the "Account"), established for such purpose, with the number of Common Stock Equivalents specified above entered into the Account at such times as specified above.

          2.  Conversion.  Following the earlier of (i) _______________, _____
              ----------
or (ii) the date on which the Recipient shall die or retire, or his or her engagement as a Service Provider shall terminate for any other reason, the Company shall deliver to the Recipient (or to his designated beneficiary, executor or administrator, in the event of his death) a number of Shares equal to the whole number of vested Common Stock Equivalents, if any, credited to the Account at such time.

          3.  Designation of Beneficiary; Nontransferability.
              ----------------------------------------------

              (a) Designation of Beneficiary.  The Recipient shall have the
                  --------------------------
right by will to designate one or more beneficiaries to receive any Shares deliverable pursuant to Section 2 above. If no beneficiary shall be designated or, having been designated, shall not be living at the time delivery of the Shares is to be made, the balance of the Shares shall be delivered to the Recipient's executor or administrator and shall constitute part of the Recipient's estate. If the Company determines that a person to whom Shares are to be delivered is a minor or is mentally or physically incapable of receiving or caring for the Shares that would otherwise be delivered to such person, the Shares may be applied for the benefit of the person (with or without the intervention of a guardian or committee) or, in the case of a minor, may be delivered to a custodian for the minor under the California Uniform Transfer to Minors Act, to the parents or a parent of the minor, to a legal guardian of the minor, or any other person who may have the estate or custody of the minor's person. Any such delivery shall be a complete discharge of the liabilities of the Company under this Agreement.

              (b) Nontransferability.  Except as provided in subsection (a), the
                  ------------------
rights of the Recipient under this Agreement are personal to him or her and no right or benefit under this

Agreement shall be subject to anticipation, alienation, sale, assignment, pledge or encumbrance by the Recipient or anyone on his or her behalf and shall not be liable for the debts, contracts, liabilities, engagements or torts of the Recipient. Neither this Agreement nor the establishment of the Account shall create or be construed to create a trust or asset segregation of any kind for the benefit of the Recipient or to create any form of fiduciary relationship between the Company and the Recipient, his named beneficiary or executor or administrator, as the relationship created by this Agreement is that of a general creditor.

          4.  Title and Beneficial Ownership.  Title to and beneficial ownership
              ------------------------------
of all assets in the Account shall at all times remain with the Company, and neither the Recipient nor his named beneficiary or executor or administrator shall have any property interest whatsoever in any specific assets of the Company.

          5.  Entire Agreement; Governing Law.  The Plan is incorporated herein
              -------------------------------
by reference. This Agreement shall in all respects be subject to the terms, definitions and provisions of the Plan. The Plan and this Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Recipient with respect to the subject matter hereof, and may not be modified except by means of a writing signed by the Company and the Recipient. This Agreement shall be governed by Texas law, except for that body of law pertaining to conflicts of laws.

          THE RECIPIENT ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT OR THE PLAN SHALL CONFER UPON THE RECIPIENT ANY RIGHT WITH RESPECT TO CONTINUATION OF HIS OR HER ENGAGEMENT AS A SERVICE PROVIDER.


          RECIPIENT:                    MICROTUNE, INC:


          _____________________         __________________________

          [Name]                        Its:______________________